FBR Securitization Trust 2005-4
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-4 Friedman Billings Ramsey	Fixed Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.501 - 6.000	7	1,314,731.81	1.04	5.912	664	74.63
6.001 - 6.500	82	19,169,297.15	15.22	6.307	662	74.92
6.501 - 7.000	75	13,024,853.31	10.34	6.792	647	77.80
7.001 - 7.500	65	9,969,511.00	7.91	7.314	645	76.55
7.501 - 8.000	58	7,409,569.87	5.88	7.783	621	79.09
8.001 - 8.500	34	3,528,453.34	2.80	8.293	636	83.60
8.501 - 9.000	61	5,548,917.02	4.40	8.834	661	91.36
9.001 - 9.500	117	8,949,059.20	7.10	9.361	693	97.54
9.501 - 10.000	535	30,452,325.05	24.17	9.856	686	99.43
10.001 - 10.500	169	10,914,395.10	8.66	10.386	658	99.34
10.501 - 11.000	221	12,425,157.07	9.86	10.881	644	99.73
11.001 - 11.500	67	3,140,052.24	2.49	11.167	629	99.31
11.501 - 12.000	2	123,812.34	0.10	11.600	653	100.00

Total:	1,493	125,970,134.50	100.00	8.692	661	89.28

Min: 5.520
Max: 11.600
Weighted Average: 8.692

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	437	14,375,711.25	11.41	10.239	671	99.36
50,000.01 - 100,000.00	740	53,738,640.37	42.66	9.632	667	95.62
100,000.01 - 150,000.00	169	19,488,364.54	15.47	8.541	664	88.22
150,000.01 - 200,000.00	54	9,361,901.13	7.43	7.226	633	73.38
200,000.01 - 250,000.00	28	6,161,429.13	4.89	6.850	639	75.78
250,000.01 - 300,000.00	21	5,806,452.53	4.61	6.981	635	77.72
300,000.01 - 350,000.00	18	5,920,889.58	4.70	6.801	650	77.53
350,000.01 - 400,000.00	10	3,726,259.60	2.96	6.716	669	80.90
400,000.01 - 450,000.00	9	3,790,156.25	3.01	6.553	693	82.37
450,000.01 - 500,000.00	4	1,892,098.22	1.50	6.371	650	80.33
550,000.01 - 600,000.00	3	1,708,231.90	1.36	6.519	646	76.61

Total:	1,493	125,970,134.50	100.00	8.692	661	89.28

Min: $12,381.21
Max: $579,461.17
Average: $84,373.83

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

Balloon 30/15	1,111	66,663,529.42	52.92	10.079	677	99.83
Fixed 30 yr	311	48,506,402.34	38.51	7.135	636	77.12
Fixed 30 yr - 60 mo. IO	26	7,157,970.93	5.68	6.733	682	80.27
Fixed 15 yr	45	3,642,231.81	2.89	7.900	659	75.81

Total:	1,493	125,970,134.50	100.00	8.692	661	89.28

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4 Friedman Billings Ramsey	Fixed Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Balloon	1,111	66,663,529.42	52.92	10.079	677	99.83
Fixed	382	59,306,605.08	47.08	7.134	643	77.42

Total:	1,493	125,970,134.50	100.00	8.692	661	89.28

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
MI Coverage	Loans	Balance	Balance	Coupon	Score	LTV

Covered	63	12,241,685.70	9.72	7.204	646	87.23
Not Covered	1,430	113,728,448.80	90.28	8.853	663	89.50

Total:	1,493	125,970,134.50	100.00	8.692	661	89.28

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

2	258	21,061,311.12	16.72	8.822	664	92.03
3	713	61,597,098.00	48.90	8.660	660	88.74
4	495	41,487,494.27	32.93	8.665	661	88.64
5	19	1,192,850.45	0.95	8.744	663	90.82
6	4	335,353.91	0.27	8.726	601	84.94
7	3	224,051.97	0.18	9.947	679	100.00
9	1	71,974.78	0.06	9.400	564	80.00

Total:	1,493	125,970,134.50	100.00	8.692	661	89.28

Min: 2
Max: 9
Weighted Average: 3

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

2	1,129	67,442,597.34	53.54	10.080	677	99.83
1	364	58,527,537.16	46.46	7.094	642	77.13

Total:	1,493	125,970,134.50	100.00	8.692	661	89.28

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4 Friedman Billings Ramsey	Fixed Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

30.01 - 35.00	4	457,568.70	0.36	6.953	651	33.12
35.01 - 40.00	4	468,639.78	0.37	6.480	597	39.09
40.01 - 45.00	7	1,130,086.61	0.90	6.882	652	41.80
45.01 - 50.00	5	983,300.05	0.78	6.528	636	48.20
50.01 - 55.00	6	984,549.71	0.78	6.817	602	52.88
55.01 - 60.00	11	1,351,873.32	1.07	7.593	596	58.18
60.01 - 65.00	7	1,649,955.60	1.31	6.860	600	63.86
65.01 - 70.00	24	5,219,181.56	4.14	6.666	654	68.41
70.01 - 75.00	18	3,521,255.75	2.80	7.072	653	73.74
75.01 - 80.00	199	27,987,156.22	22.22	7.083	644	79.80
80.01 - 85.00	36	6,611,580.42	5.25	7.193	639	84.31
85.01 - 90.00	38	6,929,280.16	5.50	7.482	644	89.75
90.01 - 95.00	37	2,539,489.00	2.02	9.335	669	94.79
95.01 - 100.00	1,097	66,136,217.62	52.50	10.058	677	99.99

Total:	1,493	125,970,134.50	100.00	8.692	661	89.28

Min: 32.00
Max: 100.00
Weighted Average: 89.28

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 519	12	1,193,703.21	0.95	8.923	508	72.81
520 - 539	8	750,324.92	0.60	8.515	527	69.14
540 - 559	8	1,345,505.32	1.07	7.692	548	67.65
560 - 579	21	3,467,367.53	2.75	7.414	571	74.22
580 - 599	49	6,291,041.62	4.99	7.639	589	77.46
600 - 619	59	7,230,295.14	5.74	7.500	609	79.85
620 - 639	273	20,729,352.70	16.46	9.047	630	90.10
640 - 659	305	23,533,517.19	18.68	9.175	650	92.40
660 - 679	230	18,658,380.27	14.81	8.841	669	90.39
680 - 699	182	14,573,588.66	11.57	8.696	689	91.79
700 - 719	142	12,114,846.74	9.62	8.695	708	94.43
720 - 739	92	7,501,085.73	5.95	8.621	729	91.06
740 - 759	60	5,233,874.70	4.15	8.530	748	92.29
760 - 779	38	2,482,445.93	1.97	9.047	769	96.39
780 - 799	9	484,379.29	0.38	9.395	788	97.73
800 - 819	5	380,425.55	0.30	7.346	810	84.43

Total:	1,493	125,970,134.50	100.00	8.692	661	89.28

Min: 501
Max: 814
NZ Weighted Average: 661

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Purchase	1,187	80,148,120.27	63.62	9.433	672	95.66
Cashout Refinance	270	42,094,780.56	33.42	7.353	643	77.72
Rate/Term Refinance	36	3,727,233.67	2.96	7.901	630	82.81

Total:	1,493	125,970,134.50	100.00	8.692	661	89.28

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4 Friedman Billings Ramsey	Fixed Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	1,122	95,942,024.94	76.16	8.688	660	88.94
PUD	185	13,980,509.48	11.10	8.711	657	90.28
Condo	148	10,675,563.10	8.47	9.172	673	94.97
Duplex	32	3,452,588.77	2.74	8.194	678	82.87
3-4 Family	6	1,919,448.21	1.52	7.016	654	79.11

Total:	1,493	125,970,134.50	100.00	8.692	661	89.28

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Stated	1,245	86,214,722.16	68.44	9.494	673	94.33
Full	240	38,295,415.07	30.40	6.945	635	78.42
Limited	8	1,459,997.27	1.16	7.218	636	76.36

Total:	1,493	125,970,134.50	100.00	8.692	661	89.28

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	1,459	120,579,644.13	95.72	8.743	661	89.71
Non-Owner Occupied	31	4,261,165.55	3.38	7.885	652	80.83
Second Home	3	1,129,324.82	0.90	6.349	672	76.05

Total:	1,493	125,970,134.50	100.00	8.692	661	89.28

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Arizona	44	2,250,478.52	1.79	9.162	682	92.23
California	699	69,707,938.51	55.34	8.865	671	90.88
Colorado	28	1,638,862.39	1.30	9.010	665	91.78
Connecticut	5	527,813.79	0.42	8.351	666	85.02
Florida	84	7,004,140.91	5.56	8.697	649	84.65
Hawaii	10	2,121,019.52	1.68	7.104	653	83.32
Illinois	168	9,103,886.32	7.23	9.912	671	96.40
Indiana	2	520,716.84	0.41	6.853	727	100.00
Kansas	4	224,387.74	0.18	9.691	641	96.40
Michigan	4	149,591.80	0.12	10.130	700	100.00
Minnesota	6	1,317,361.88	1.05	6.888	615	79.51
Missouri	19	811,130.97	0.64	9.717	665	95.50
Nevada	34	2,033,349.12	1.61	9.872	665	96.32
Oklahoma	13	1,020,162.21	0.81	7.633	643	88.68
Oregon	6	438,511.85	0.35	9.004	662	93.84
South Carolina	1	25,808.58	0.02	11.100	640	100.00
Tennessee	1	15,977.41	0.01	9.750	708	100.00
Texas	329	24,382,527.25	19.36	7.895	632	83.00
Utah	23	1,065,435.83	0.85	9.287	680	94.20
Washington	10	1,349,250.99	1.07	7.364	647	81.86
Wisconsin	3	261,782.07	0.21	8.538	651	95.19

Total:	1,493	125,970,134.50	100.00	8.692	661	89.28

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4 Friedman Billings Ramsey	Fixed Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	329	20,653,981.47	16.40	9.477	656	92.45
12	44	4,154,868.21	3.30	9.292	685	96.48
24	808	54,205,533.54	43.03	9.723	674	97.44
36	312	46,955,751.28	37.28	7.105	646	77.84

Total:	1,493	125,970,134.50	100.00	8.692	661	89.28

Loans with Penalty: 83.60

Margin (%) - ARM Only
ARM Only
ARM Only
ARM Only
ARM Only
ARM Only

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.